Exhibit 10.3
EXECUTION COPY
FIRST AMENDMENT TO PARTICIPATION AGREEMENT
     THIS FIRST AMENDMENT TO PARTICIPATION AGREEMENT (this “Amendment”), dated as of May 13, 2002, is entered into by and among:
     (1) ELECTRONIC ARTS REDWOOD, INC., a Delaware corporation (the “Lessee”) ;
     (2) ELECTRONIC ARTS, INC., a Delaware corporation (the “Guarantor”);
     (3) FLATIRONS FUNDING, LIMITED PARTNERSHIP, a Delaware limited partnership (the “Lessor”);
     (4) VICTORY RECEIVABLES CORPORATION, a Delaware corporation, (the “Note Purchaser”);
     (5) THE BANK OF TOKYO-MITSUBISHI, LTD., NEW YORK BRANCH, as the agent for the Note Purchaser and the administrative agent for the Liquidity Banks (in such capacities, together with its permitted successors and assigns, the “Conduit Agent” );
     (6) Each of the financial institutions denoted as “Liquidity Banks” which are parties to the Participation Agreement (referred to in Recital A below) and the Liquidity Documentation from time to time (referred to in Recital B below) (such financial institutions to be referred to collectively as the “Liquidity Banks”);
     (7) KEYBANK NATIONAL ASSOCIATION, as the Tranche B Bank under the Participation Agreement (in such capacity, the “Tranche B Bank”);
     (8) KEYBANK NATIONAL ASSOCIATION, as the agent for the Lessor, the Note Purchaser, the Conduit Agent, the Liquidity Banks and the Tranche B Bank (in such capacity, the “Agent”);
     (9) SELCO SERVICE CORPORATION, and SELCO REDWOOD, LLC (the “New Partners”); and
     (10) THE BANK OF NOVA SCOTIA, as a new liquidity bank (“Scotia Bank”) and as documentation agent (in such capacity, the “Documentation Agent”).
RECITALS
     A. The Lessee, the Guarantor, the Lessor, SELCO Service Corporation, SELCO Redwood, LLC, the Note Purchaser, the Conduit Agent, the Liquidity Banks, the Tranche B

Bank and the Agent are parties to that certain Participation Agreement dated as of July 16, 2001 (the “Participation Agreement”).
     B. In connection with the Participation Agreement, (i) the Lessor executed that certain Promissory Note dated July 16, 2001, payable to the order of Auer & Co. f/b/o the Note Purchaser (the “Note”), (ii) the Lessee, the Guarantor, the Lessor, SELCO Service Corporation, SELCO Redwood, LLC, the Note Purchaser and the Conduit Agent executed that certain Note Purchase Agreement dated as of July 16, 2001 (the “Note Purchase Agreement”), (iii) the Note Purchaser, the Liquidity Banks, Bankers Trust Company, and Conduit Agent executed that Liquidity Agreement dated as of July 16, 2001 (the “Liquidity Agreement”), and (iv) Bankers Trust Company, the Note Purchaser and the Liquidity Banks executed that certain Asset Purchase Agreement dated as of July 16,2001 (the “Asset Purchase Agreement”) (the Liquidity Agreement and the Asset Purchase Agreement, collectively, the “Liquidity Documentation”).
     C. Scotia Bank desires to become a Liquidity Bank and the Documentation Agent under the Participation Agreement, the Liquidity Documentation and the other applicable Operative Documents.
     D. The Lessor desires to prepay in full to the Tranche B Bank the Tranche B Loan funded pursuant to the Participation Agreement and the other Operative Documents, and all of the parties hereto are willing to consent to such prepayment of the Tranche B Loan by the Lessor to the Tranche B Bank.
     E. KeyBank National Association, as a Liquidity Bank, desires to reduce its Commitment under the Liquidity Documentation and to fund a new “Residual Risk Tranche” among the Liquidity Banks.
     F. To effectuate such matters, the parties hereto now wish to amend the Participation Agreement, the Liquidity Documentation, and certain other Operative Documents.
     G. The parties hereto are willing to so amend the Participation Agreement, the Liquidity Documentation and certain other Operative Documents upon the terms and subject to the conditions set forth below.
AGREEMENT
     NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Lessee, the Guarantor, the Lessor, the Note Purchaser, the Conduit Agent, the Liquidity Banks, the Tranche B Bank, the Agent, the New Partners, Scotia Bank and the Documentation Agent hereby agree as follows:
     1. Definitions. Interpretation. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Participation Agreement, as amended by this Amendment. The rules of construction set forth in Appendix A of the Participation Agreement shall, to the extent not inconsistent with the terms of this Amendment, apply to this Amendment and are hereby incorporated by reference.

     2. Amendment to Participation Agreement. Subject to the satisfaction of the conditions set forth in Paragraph 7 below, the Participation Agreement is hereby amended as follows:
     (a) Section 3.1(b) is hereby amended to read in its entirety as follows:
     (b) The maximum aggregate principal amount outstanding under the Notes at any time shall not exceed $132,279,411.18 (such amount, the “Aggregate Note Purchase Commitment”); provided, however, in the event that additional allocated portions of the “Commitments” (as defined in the Liquidity Agreement) of the Liquidity Banks are obtained from time to time in accordance with Section 3.7 hereof, the Aggregate Note Purchase Commitment shall increase to an amount calculated by dividing the then aggregate Liquidity Bank “Commitments” by 1.02 (one and two one-hundredths); and, provided, further, that in no event shall the Aggregate Note Purchase Commitment exceed $134,925,000, which shall consist of two portions, one portion in the amount of$123,891,514.07 (such amount, the “Non-Residual Risk Tranche”) and the second portion in the amount of $11,033,485.93 (such amount, the “Residual Risk Tranche”). In the event that any such increase in the Liquidity Bank “Commitments” are effected by the inclusion of an additional Liquidity Bank, each such additional Liquidity Bank must be an “Eligible Assignee” under, and comply with the provisions with respect to assignee “Banks” and “Purchasers” in, both the Liquidity Agreement and the Asset Purchase Agreement, respectively. Whether or not any such increase in the Liquidity Bank “Commitments” are effected by an increase in the allocated portion of the “Commitments” of existing Liquidity Banks, appropriate amendments to the schedules to the Liquidity Documentation to reflect the changed percentages of the Liquidity Banks shall be agreed to by the Liquidity Banks as one of the conditions to the increase. For accounting purposes, all funds advanced to the Lessor under the Notes pursuant to the Note Purchase Agreement shall constitute debt.
     (b) Section 3.7 is hereby amended to read in its entirety as follows:
     Section 3.7 Commitment of the Liquidity Banks. Subject to the terms and conditions set forth herein and in the other Operative Documents, (a) the Liquidity Banks shall severally, but not jointly, make available Loans (as defined in the Liquidity Agreement) in an aggregate principal amount not to exceed (x) as of the Initial Funding Date, $107,425,000 and (y) at any time during which the allocated portion of the “Commitment” (as defined in the Liquidity Agreement) of one or more existing Liquidity Banks shall have been increased and/or one or additional financial institutions shall have agreed to become a Liquidity Bank in accordance with Section 15.5 hereof, $134,925,000 (consisting of the Non Residual Risk Tranche and the Residual Risk Tranche), plus all accrued discount on all related Commercial Paper (as such amount may be adjusted pursuant to the Liquidity Agreement) less the aggregate principal amount of outstanding Percentage Interest purchased by the Liquidity Banks pursuant to the Asset Purchase Agreement, and (b) each of the Liquidity Banks shall, at the times set forth thereby, duly perform their respective obligations set forth herein and under the applicable Operative Documents to which such Person is a party.
     (c) Section 11.4 is hereby amended to read in its entirety as follows:
     Section 11.4 Application of Funds Upon Exercise of the Remarketing Option. If the Lessee shall have exercised the Remarketing Option, moneys received by the Lessor (or by the Agent on behalf of the Lessor) shall be paid to the Person or Persons entitled thereto after being applied as follows: first to repay, in full, the Non-Residual Risk Tranche of the Notes (together with any other amounts payable to the Note Purchaser or the Liquidity Banks holding such interest, as applicable, pursuant to the Operative Documents), ratably in accordance with their respective interests, second, if any amounts remain, to repay, in full, the Residual Risk Tranche of the Notes (together with any other amounts payable to the Note Purchaser or the Liquidity Banks holding such interest, as applicable, pursuant to the Operative Documents), ratably in accordance with their respective interests, third, if any amounts remain, to repay, in full, the Tranche B Loan (together with any other amounts payable to the Tranche B Banks pursuant to the Operative Documents), ratably in accordance with their respective interests, fourth, if any amounts remain, to redeem, in full, the Equity Investment (together with any other amounts payable to the Lessor pursuant to the Operative Documents), and fifth, if any amounts remain, to the Lessee or any other Person as the Lessee’s and/or such Person’s interest may appear.
     (d) The last full paragraph of Section 15.5 is hereby amended to read in its entirety as follows:
Notwithstanding the foregoing or any other provision to the contrary contained in this Participation Agreement or the other Operative Documents, the parties hereto acknowledge and agree that the aggregate “Commitments” (as defined in the Liquidity Agreement) of the Liquidity Banks may be increased without the consent of the Transaction Parties (other than the Note Purchaser) provided that (a) the Note Purchaser agrees to such amendments as may be necessary to the Liquidity Documents in order to allow for such increase, (b) the maximum aggregate “Commitments” of the Liquidity Banks after giving effect to any such increase does not exceed $134,925,000 plus all accrued discount on all related Commercial Paper (as such amount may be adjusted pursuant to the Liquidity Agreement) less the aggregate principal amount of outstanding Percentage Interest purchased by the Liquidity Bank pursuant to the Asset Purchase Agreement and (c) no allocated portion (restricted to the dollar amount) of the “Commitment” of any Liquidity Bank may be increased without the prior express written consent of such Liquidity Bank.
     (e) Appendix A of the Participation Agreement is hereby amended by adding thereto in alphabetical order the following defined term:

     “Documentation Agent” means The Bank of Nova Scotia, and its permitted successors and assigns.”
     (f) Schedule I of the Participation Agreement is hereby amended to add the following contact, address and wire account information for Scotia Bank:
SCOTIA BANK
Contact information for notices:
For credit related matters:
Ed Kofman
Scotia Capital
580 California Street, Suite 2100
San Francisco, CA 94104
Tel.: (415) 616-4152
Fax: (415) 397-0791
For operational, billing and administrative related matters:
Lily Hsieh
Scotiabanc Inc.
600 Peachtree Street, NE, Suite 2700
Atlanta, GA 30308
Tel.: (404) 877-1523
Fax: (404) 888-8998

Wiring Instructions:

The Bank of Nova Scotia
New York Agency
1 Liberty Plaza
New York, NY
ABA #026002532
Credit Account #0610135
BNS San Francisco -Loan Service
Reference -Victory Receivables Corp. (Electronic Arts) deal 2
     3. Repayment of Tranche B Loan and Issuance of New Promissory Note. On the Effective Date (as defined below), the Lessee shall pay any accrued and unpaid interest due under the Tranche B Loan to Lessor, and Lessor shall use a portion of the proceeds from the issuance of the New Promissory Note (as defined below) to repay to the Tranche B Bank the Tranche B Loan in full, such that on the Effective Date, the amount of the Tranche B Loan shall equal $-0-. Each party to this Amendment shall evidence its acknowledgement and consent to such repayment of the Tranche B Loan by its execution of this Amendment. The New Promissory Note shall constitute a “Note” under the Operative Documents and the outstanding

Principal amount of the New Promissory Note owing at any time shall be included in the Outstanding Lease Balance as determined under the Operative Documents.
     4. Addition of Scotia Bank as a Liquidity Bank. On or before the Effective Date, Scotia Bank shall be added as a Liquidity Bank and as Documentation Agent under the Participation Agreement and shall execute this Amendment, amendments to the Liquidity Documentation and such other necessary Operative Documents to evidence Scotia Bank’s Commitment (as defined in the Liquidity Agreement) under the Liquidity Documentation of Twenty Million Dollars ($20,000,000).
     5. Reduction of KeyBank’s Non-Residual Risk Tranche Commitment as a Liquidity Bank and Acceptance of Residual Risk Tranche Commitment. On or before the Effective Date, KeyBank, in its capacity as a Liquidity Bank, shall execute amendments to the Liquidity Documentation and such other necessary Operative Documents to evidence KeyBank’s reduction of its Non-Residual Risk Tranche portion of its Commitment under the Liquidity Documentation from $17,425,000 down to $13,891,514.07, and its acceptance of the Residual Risk Tranche portion of its Commitment under the Liquidity Documentation in the amount of $11,033,485.93.
     6. Representations and Warranties. The Lessee hereby represents and warrants to the Lessor Parties that the following are true and correct on the date of this Amendment and that, after giving effect to the amendments set forth in Paragraphs 2, 3, 4 and 5 above, the following will be true and correct on the Effective Date:
     (a) The representations and warranties of the Guarantor and the Lessee set forth in Section 7.1 of the Participation Agreement and in the other Operative Documents are true and correct in all material respects (except for representations and warranties expressly made as of a specific date, which shall be true as of such date);
     (b) No Default or Event of Default has occurred and is continuing; and
     (c) All of the Operative Documents are in full force and effect.
(Without limiting the scope of the term “Operative Documents,” the Lessee and the Guarantor each expressly acknowledges in making the representations and warranties set forth in this Paragraph 6 that, on and after the date hereof, such term includes this Amendment.)
     7. Effective Date. The amendment effected by Paragraph 2 above shall become effective on May 13, 2002 (the “Effective Date”), subject to receipt by Note Purchaser, Agent, and the Liquidity Banks on or prior to the Effective Date of the following, each in form and substance reasonably satisfactory to Note Purchaser, Agent, and the Liquidity Banks:
     (a) This Amendment duly executed by the Lessee, the Guarantor, the Lessor, the Note Purchaser, the Conduit Agent, each of the Liquidity Banks, the Tranche B Bank, the Agent and Scotia Bank;

     (b) New Promissory Note made by the Lessor and payable to the Note Purchaser in the principal amount of $132,279,411.18, in the form attached hereto as Exhibit A (the “New Promissory Note”);
     (c) First Amendment to Note Purchase Agreement executed by the Note Purchaser, the Lessee, the Guarantor, the Conduit Agent, SELCO Service Corporation, SELCO Redwood, LLC, and the Lessor, in the form attached hereto as Exhibit B (the “First Amendment to Note Purchase Agreement”);
     (d) Amended and Restated Liquidity Agreement executed by the Note Purchaser, the Liquidity Banks, Bankers Trust Company, Conduit Agent, and KeyBank National Association, as the Residual Risk Tranche Liquidity Provider, in the form attached hereto as Exhibit C (the “Amended Liquidity Agreement”);
     (e) Amended and Restated Asset Purchase Agreement executed by Bankers Trust Company, the Note Purchaser, and the Liquidity Banks, in the form attached hereto as Exhibit D (the “Amended Asset Purchase Agreement”);
     (f) A letter in the form attached hereto as Exhibit E, dated the Effective Date and duly executed by the Guarantor;
     (g) Payment by Lessee of all fees and expenses of Lessor’s, Note Purchaser’s, and Agent’s counsels incurred in connection with the preparation and negotiation of the documents identified in clauses (a) through (f) above and the consummation of the transactions contemplated thereby; and
     (h) Such other evidence as the Note Purchaser, the Conduit Agent, any of the Liquidity Banks, the Tranche B Bank, and the Agent may reasonably request to establish the accuracy and completeness of the representations and warranties and the compliance with the terms and conditions contained in this Amendment and the other Operative Documents.
     8. Effect of this Amendment. On and after the Effective Date, each reference in the Participation Agreement and the other Operative Documents to the Participation Agreement shall mean the Participation Agreement as amended hereby. On and after the Effective Date, the New Promissory Note, the First Amendment to Note Purchase Agreement, the Amended Liquidity Agreement, and the Amended Asset Purchase Agreement shall each constitute an Operative Document. Except as specifically amended above, (a) the Participation Agreement and the other Operative Documents shall remain in full force and effect and are hereby ratified and confirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Lessor Parties, nor constitute a waiver of any provision of the Participation Agreement or any other Operative Document.
     9. Miscellaneous.

     (a) Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.
     (b) Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.
     (c) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.
     (d) Return of Original Promissory Note. Promptly following the Effective Date, the Note Purchaser shall return the original Promissory Note dated July 16, 2001 made by the Lessor in the original amount of $105,318,627.45, marked cancelled, to the Agent.
[signature page follows]

     IN WITNESS WHEREOF, the Lessee, the Guarantor, the Lessor, the Note Purchaser, the Conduit Agent, the Liquidity Banks, the Tranche B Bank, the Agent, the New Partners, Scotia Bank and the Documentation Agent have caused this Amendment to be executed as of the day and year first above written.

ELECTRONIC ARTS REDWOOD, INC., as the Lessee

By:	/s/ Khuyen Dang

Name:	Khuyen Dang
Title:	Chief Financial Officer

ELECTRONIC ARTS, INC., as the Guarantor

By:	/s/ David L. Carbone

Name:	David L.Carbone
Title:	Senior Vice President — Finance

FLATIRONS FUNDING, LIMITED PARTNERSHIP, as the Lessor

By:	SELCO REDWOOD, LLC, its General Partner

	By:	SELCO Service Corporation, an Ohio corporation doing business in California as Ohio SELCO Service Corporation, its sole member

		By:	/s/ Donald C. Davis

		Name:	Donald C. Davis
		Title:	Vice President

SELCO SERVICE CORPORATION, doing business in California as Ohio SELCO Service Corporation, as a New Partner

By:	/s/ Donald Davis

Name:	Donald Davis
Title:	Vice President

SELCO REDWOOD LLC, as a New Partner

By:	/s/ Donald David

Name:
Title:

VICTORY RECEIVABLES CORPORATION, as the Note Purchaser

By:	/s/ Karen A. Granquist

Name:	Karen A. Granquist
Title:	Secretary

KEYBANK NATIONAL ASSOCIATION, as the Agent

By:	/s/ Julien Michaels

Name:	Julien Michaels
Title:	Vice President

THE BANK OF TOKYO-MITSUBISHI, LTD., NEW YORK BRANCH, as the Conduit Agent

By:	/s/ Koji Baba

Name:	Koji Baba
Title:	Senior Vice President & Group Head

KEYBANK NATIONAL ASSOCIATION, as a Liquidity Bank

By:	/s/ Julien Michaels

Name:	Julien Michaels
Title:	Vice President

FLEET NATIONAL BANK, as a Liquidity Bank

By:	/s/ Greg Roux

Name:	Greg Roux
Title:	Director

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Liquidity Bank

By:	/s/ Jillian Richardson

Name:	Jillian Richardson
Title:	Vice President

JPMORGAN CHASE BANK. as a Liquidity Bank

By:	/s/ Anne Biancardi

Name:	Anne Biancardi
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Liquidity Bank

By:	/s/ Daniel W. Stevens

Name:	Daniel W. Stevens
Title:	Vice President

BNP PARIBAS, as a Liquidity Bank

By:	/s/ Robert Mimaki	/s/ Richard Ong Pho

Name:	Robert Mimaki	Richard Ong Pho
Title:	Vice President	Associate

KEYBANK NATIONAL ASSOCIATION, as a Tranche B Bank

By:	/s/ Julien Michaels

Name:	Julien Michaels
Title:	Vice President

THE BANK OF NOVA SCOTIA, as a Liquidity Bank and as Documentation Agent

By:	/s/ Ed Kofman

Name:	Ed Kofman
Title:	Director

EXHIBIT A
NEW PROMISORY NOTE
[See Attached]

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